UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 15, 2020 (July 12, 2020)

Clinigence Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-53862	11-3363609
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Ivan Allen Jr. Blvd. NW, #875 Atlanta, Georgia	30308
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (678) 607-6393

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	CLNH	OTCMKTS

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 13, 2020, Clinigence Holdings, Inc. (“Clinigence” or the “Company”) issued a press release announcing the resignation of Jacob Margolin as Chief Executive Officer (“CEO”), and the appointment of Company Chief Medical Officer Lawrence Schimmel, as Interim CEO of the Company. A copy of the press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

Departure of Officer

On July 12, 2020, Jacob Margolin notified the Board of Directors of Clinigence Holdings, Inc. (“Clinigence” or the Company”) of his resignation as Chief Executive Officer (“CEO”) effective July 9, 2020 (“Letter of Resignation”). A copy of the Letter of Resignation is furnished as Exhibit 10.1 hereto and incorporated herein by reference.

In connection with Mr. Margolin’s resignation as CEO, the Company entered into a Confidential Separation Agreement and Mutual Release with Mr. Margolin (the “Separation Agreement”). The Separation Agreement supersedes in its entirety the employment agreement between the Company and Mr. Margolin, which was originally entered into on April 1, 2019. Mr. Margolin will continue as member of the Board of Directors of the Company.

Under the terms of the Separation Agreement, the Company will pay Mr. Margolin (1) a one-time cash payment of twenty thousand dollars ($20,000), payable upon the Separation Date; (2) a cash payment of seventy-two thousand dollars ($72,000), payable in twelve equal monthly payments of $6,000 (the “Monthly Payment”), beginning on August 15, 2020 and (3) two hundred twenty-eight thousand three hundred and forty-six (228,346) shares of the Company’s common stock, which represents an amount equal to $290,000, at the price of $1.27 per share, which is the Fair Market Value of the Company’s stock on the Separation Date (the “Severance Payment”). Stock awards awarded to Mr. Margolin prior to the execution of the Separation Agreement, together with all outstanding equity awards held by Mr. Margolin shall immediately vest effective on the Separation Date. Additionally, pursuant to the Separation Agreement, Mr. Margolin agreed to a release of claims in favor of the Company.

The foregoing is a summary of the material terms of the Separation Agreement, does not purport to be a complete description of the rights and obligations of the parties thereunder, and is qualified in its entirety by reference to the full text of the Separation Agreement. A copy of the Separation Agreement is furnished as Exhibit 10.2 hereto and incorporated herein by reference.

Appointment of Officer

The Company has appointed Dr. Lawrence Schimmel (age 71), to serve as Interim CEO, effective July 13, 2020. Dr. Schimmel served as the Chief Medical Officer for the Company since March 2019. Dr. Schimmel also served as a member of the Board of the Company from March 2029 until May 2020.

Dr. Schimmel has been an entrepreneur in the medical-related business field throughout most of his career. Dr. Schimmel has also served as Managing Partner of Allied Health Advisors, LLC from 2012 to 2015. In 1992, Dr. Schimmel co-founded Allied Health Group and Florida Specialty Networks, which grew into a national medical management business overseeing the payment of approximately $450 million in healthcare claims annually, and he served as President and Chief Executive Officer of each of these companies from their founding until 1998 when they were sold to Magellan Health Services. In 1984, Dr. Schimmel was the founding Chairman of Megabank and served on its board of directors until 1993. Subsequently, Dr. Schimmel served on the board of directors of Executive National Bank from 1994 until 1997. Most recently, Dr. Schimmel served as the. Chief Medical Officer for QualMetrix from 2013 until March 2019 when it was acquired by Clinigence Health. Dr. Schimmel was also the founding Chairman of Professional Bank and has served as a director of Professional Bank since 2008 and as a director of Professional Bank since its inception in 2014. In addition, Dr. Schimmel practiced general and vascular surgery in the Miami community for 17 years. Dr. Schimmel received his B.A. from Rutgers College and his M.D. from New Jersey College of Medicine.

In connection with Dr. Schimmel’s ’s appointment as CEO, Dr. Schimmel’s existing Employment Agreement entered into with the Company on April 1, 2019 (the “Employment Agreement”), will remain in effect. Pursuant to the Employment Agreement, Dr. Schimmel receives a base salary of One Hundred Eighty Thousand Dollars ($180,000) per year.

The foregoing is a summary of the material terms of the Employment Agreement, does not purport to be a complete description of the rights and obligations of the parties thereunder, and is qualified in its entirety by reference to the full text of the Employment Agreement. A copy of the Employment Agreement is furnished as Exhibit 10.3 hereto and incorporated herein by reference. The material terms of the Employment Agreement are incorporated herein by reference to the Company’s Annual Report on Form10-K for the year ending December 31, 2019.

Additionally, there are no family relationships, as defined in Item 401 of Regulation S-K, between Dr. Schimmel and any of the Company’s executive officers or directors. There is no other arrangement or understanding between Dr. Schimmel and any other person pursuant to which Dr. Schimmel was appointed as Interim CEO of the Company. There are no transactions in which Dr. Schimmel has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits. Reference is made to the Exhibit Index following the signature page of this Current Report on Form 8-K, which is incorporated herein by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Clinigence Holdings, Inc.

Date: July 15, 2020	/s/ Elisa Luqman
Elisa Luqman
Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description
10.1	Letter of Resignation of Jacob Margolin dated July 12, 2020
10.2	Confidential Separation Agreement and Mutual Release entered into with Jacob Margolin dated July 12, 2020
10.3	Employment Agreement entered into with Lawrence Schimmel dated April 1, 2019
99.1	Clinigence Press Release dated July 15, 2020 announcing the change in CEO

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